SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               November 20, 2002
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                Date of report (Date of earliest event reported)


                          Heritage Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                         000-49637                 75-2963969
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



102 West High Street, Terrell, Texas                                   75160
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(Address of principal executive offices)                            (Zip Code)


                                (972) 563-2657
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events
          ------------

     The Company's press release, dated November 27, 2002, announcing the hiring of an Executive Vice President and Chief Financial Officer on November 20, 2002, is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index



















                                      2



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  HERITAGE BANCSHARES, INC.




Date: November 27, 2002           By:  /s/ John H. Mackey
                                       -------------------------------------
                                       John H. Mackey
                                       President and Chief Executive Officer























                               EXHIBIT INDEX




Exhibit Number                                     Description
--------------                                     -----------


99.1                                    Press Release dated November 27, 2002